EXHIBIT 10.4

DATED 3 MARCH 2017

AMTRUST CORPORATE CAPITAL LIMITED
AMTRUST CORPORATE MEMBER LIMITED
AMTRUST CORPORATE MEMBER TWO LIMITED
ANV CORPORATE NAME LIMITED
as Corporate Members

– and –

AMTRUST INTERNATIONAL INSURANCE, LTD.
as Account Party

– and –

AMTRUST FINANCIAL SERVICES, INC.
as Guarantor

– and –

THE BANKS AND FINANCIAL INSTITUTIONS
LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT
as Original Banks

– and –

ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON BRANCH
AND BANK OF MONTREAL, LONDON BRANCH
as Mandated Lead Arrangers

– and –

ING BANK N.V., LONDON BRANCH
as Bookrunner, Agent, Issuing Bank and Security Trustee

THIRD AMENDMENT AGREEMENT RELATING TO A CREDIT
FACILITY AGREEMENT

Matter ref 1M1209/001503

Hogan Lovells International LLP
Atlantic House, Holborn Viaduct, London EC1A 2FG

THIS AGREEMENT dated 3 March 2017 is made
BETWEEN:

(1)	AMTRUST CORPORATE CAPITAL LIMITED, a company incorporated in England under registered number 08128684 whose registered office is at 2 Minster Court, Mincing Lane, London EC3R 7BB ("ACCL");

(2)	AMTRUST CORPORATE MEMBER LIMITED, a company incorporated in England under registered number 03621278 whose registered office is at 1 Great Tower Street, London EC3R 5AA ("ACML");

(3)	AMTRUST CORPORATE MEMBER TWO LIMITED, a company incorporated in England under registered number 05264527 whose registered office is at 1 Great Tower Street, London EC3R 5AA ("ACM2L");

(4)	ANV CORPORATE NAME LIMITED, a company incorporated in England under registered number 06705037 whose registered office is at 4th floor, 1 Minster Court, Mincing Lane, London EC3R 7AA ("ANV");

(5)
AMTRUST INTERNATIONAL INSURANCE, LTD., a company incorporated in Bermuda under registered number 9551 whose registered office is at 7 Reid Street, Suite 400, Hamilton HM11, Bermuda (the "Account Party");

(6)	AMTRUST FINANCIAL SERVICES, INC., a corporation organised under the laws of Delaware whose registered office is at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 (the "Guarantor");

(7)	THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT (the "Original Banks");

(8)	ING BANK N.V., LONDON BRANCH, as Bookrunner;

(9)	ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON BRANCH AND BANK OF MONTREAL, LONDON BRANCH as Mandated Lead Arrangers (the "Lead Arrangers");

(10)	ING BANK N.V., LONDON BRANCH, as Agent;

(11)	ING BANK N.V., LONDON BRANCH, as Issuing Bank; and

(12)	ING BANK N.V., LONDON BRANCH, as Security Trustee.
WHEREAS

(A)
By a letter of credit facility agreement dated 26 November 2013, as amended and restated from time to time and most recently on 3 November 2016 and further amended on 22 December 2016 and 1 March 2017 (the "Facility Agreement") and made between the Parties, the Banks agreed to provide a letter of credit facility of up to £515,000,000 to provide Funds at Lloyd's on behalf of the Corporate Members to support their underwriting at Lloyd's of London.

(B)
In order to operate more efficiently, AmTrust Group would like all of the Syndicates to be run by the same Managing Agent, AmTrust Syndicates Limited (formerly, ANV Syndicates Limited). Permission has been granted from the Council of Lloyd's to enter into novation agreements between the current Managing Agent, AmTrust at Lloyd's Limited, the new Managing Agent, AmTrust Syndicates Limited and the Corporate Members supporting Syndicate 1206, Syndicate 44 and Syndicate 2526.

(C)
The Parties now wish to amend the Facility Agreement in accordance with the terms of this Agreement in order to reflect the change to the Managing Agent of Syndicate 1206 and Syndicate 44, which will occur on 3 March 2017, and Syndicate 2526, which will occur in the near future.

IT IS AGREED

1.	DEFINITIONS AND INTERPRETATION

1.1	Words and expressions defined in the Facility Agreement have the same meaning in this Agreement unless otherwise defined herein.

1.2	In this Agreement:
"Amendment Effective Date" means 3 March 2017;
"Amended Facility Agreement" means the Facility Agreement as amended by this Agreement;
"Facility Agreement" has the meaning given in Recital (A) above; and
"Party" means each party to this Agreement.

1.3	The provisions of Clauses 1.2 to 1.9 of the Amended Facility Agreement shall apply to this Agreement as if references therein to "this Agreement" were references to this Agreement.

1.4	From the Amendment Effective Date, any reference in any Finance Document to the Facility Agreement shall be read and construed for all purposes as a reference to the Amended Facility Agreement.

2.	AMENDMENT

2.1
With effect from the Amendment Effective Date, the definitions of "Managing Agent" and "Managing Agent's Undertaking" set out in Clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced with the following wording:

"Managing Agent" means:

(a)	in respect of Syndicate 1206, Syndicate 44, Syndicate 1861 and Syndicate 5820, AmTrust Syndicates Limited; and

(b)	in respect of Syndicate 2526, AmTrust at Lloyd's, until the date on which AmTrust Syndicates Limited becomes the managing agent of that Syndicate.
"Managing Agent's Undertaking" means an undertaking to be executed by AmTrust Syndicates Limited with respect to notification of cash calls on each of the Syndicates, in a form acceptable to the Agent.

3.	REPRESENTATIONS AND WARRANTIES

3.1
Subject to Clause 3.2 of this Agreement, each Obligor represents and warrants that each of the representations and warranties set out in Clauses 13.2 to 13.33 of the Amended Facility Agreement, construed as if references therein to "this Agreement" were references to this Agreement, is true and correct in all material respects (or, to the extent any such representation or warranty is qualified as to "material", "Material Adverse Change" or similar wording, in all respects) as at the Amendment Effective Date.

3.2
Each Obligor gives each representation and warranty under Clause 3.1 in respect of itself only, and only to the extent that the terms of the relevant clause make the relevant clause applicable in respect of it.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing obligations

The rights and obligations of the Parties under the Facility Agreement and the other Finance Documents shall continue in full force and effect, uninterrupted by the amendment hereunder, save insofar as they are amended hereby. In addition:

(a)
each Obligor that has granted Security pursuant to the Security Documents confirms that the Security created by the relevant Security Documents shall continue to fully secure the obligations of the relevant Obligors under the Finance Documents (including but not limited to the Amended Facility Agreement); and

(b)
the Guarantor confirms that from the Amendment Effective Date the guarantee and indemnity given by it in Clause 12 (Guarantee and Indemnity) of the Facility Agreement will continue in full force and effect and will extend to all Obligations of each other Obligor under the Finance Documents (including but not limited to the Amended Facility Agreement), in each case, notwithstanding the amendment to the Facility Agreement made pursuant to this Agreement.

4.2	Prospective effect only
The amendments made hereby to the Facility Agreement shall, with effect from the Amendment Effective Date, have prospective effect only.

4.3	Actions already taken
Any action already taken and any payment already made by a party under the Facility Agreement prior to the Amendment Effective Date shall be treated as having been taken or made notwithstanding the amendment hereby, and shall not be required to be taken or made again by reason of the amendment hereby.

4.4	Conditions precedent
It shall be a condition of the effectiveness of this Agreement that the Agent or its legal advisers have received a Managing Agent's Undertaking duly executed by AmTrust Syndicates Limited in respect of Syndicate 1206, Syndicate 44 and Syndicate 2526, in form and substance satisfactory to them.

4.5	Further assurance
Each of the parties shall do all acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant hereto.

5.	AMENDMENTS
The parties may agree to further amendments to the Amended Facility Agreement in accordance with the terms thereof without being required to amend or terminate this Agreement.

6.	TRANSFERS
Any transfer or assignment made in accordance with the terms of the Amended Facility Agreement shall have the same effect in relation to the rights and obligations of the parties under this Agreement as it has in relation to their rights and obligations under the Amended Facility Agreement.

7.	INCORPORATION OF TERMS
The provisions of Clauses 1.9 (Rights of third parties), 18.5 (Indemnity against costs), 32 (Miscellaneous), 35 (Notices) and 36.2 to 36.7 (Applicable Law and Jurisdiction) of the Amended Facility Agreement shall be incorporated into this Agreement as if set out herein and as if references therein to "this Agreement" were references to this Agreement.

8.	GOVERNING LAW
This Agreement and any contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SIGNATURES TO AMENDMENT AGREEMENT
ACCL

SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature
AMTRUST CORPORATE CAPITAL )	Jeremy Cadle	PRINT NAME
LIMITED	Director	Job title

ACML

SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature
AMTRUST CORPORATE MEMBER )	Jeremy Cadle	PRINT NAME
LIMITED	Director	Job title

ACM2L

SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature
AMTRUST CORPORATE MEMBER )	Jeremy Cadle	PRINT NAME
TWO LIMITED	Director	Job title

ANV

SIGNED for and on behalf of )	/s/ Jeremy Cadle	Signature
ANV CORPORATE NAME LIMITED )	Jeremy Cadle	PRINT NAME
	Director	Job title

ACCOUNT PARTY

SIGNED for and on behalf of )	/s/ Chris Souter	Signature
AMTRUST INTERNATIONAL )	Chris Souter	PRINT NAME
INSURANCE, LTD.	Director/CFO/ Assistant Secretary	Job title

GUARANTOR

SIGNED for and on behalf of )	/s/Evan Greenstein	Signature
AMTRUST FINANCIAL SERVICES, INC. )	Evan Greenstein	PRINT NAME
	VP, Treasurer	Job title

ORIGINAL BANKS

SIGNED for and on behalf of )	/s/ M. Sharman	Signature
ING BANK N.V., LONDON BRANCH )	M. Sharman	PRINT NAME
	Managing Director	Job title
	/s/ M. Groen	Signature
	M. Groen	PRINT NAME
	Director	Job title

SIGNED for and on behalf of )	/s/ D. Chu	Signature
THE BANK OF NOVA SCOTIA, ) LONDON BRANCH )	D. Chu	PRINT NAME
	Director	Job title
	/s/ Ralph Booth	Signature
	Ralph Booth	PRINT NAME
	Managing Director	Job title

SIGNED for and on behalf of )	/s/ Tony Ebdon	Signature
BANK OF MONTREAL, LONDON BRANCH )	Tony Ebdon	PRINT NAME
	Managing Director	Job title
	/s/ Scott Matthews	Signature
	Scott Matthews	PRINT NAME
	Managing Director	Job title

MANDATED LEAD ARRANGERS

SIGNED for and on behalf of )	/s/ M. Sharman	Signature
ING BANK N.V., LONDON BRANCH )	M. Sharman	PRINT NAME
	Managing Director	Job title
	/s/ M. Groen	Signature
	M. Groen	PRINT NAME
	Director	Job title

SIGNED for and on behalf of )	/s/ D. Chu	Signature
THE BANK OF NOVA SCOTIA, ) LONDON BRANCH )	D. Chu	PRINT NAME
	Director	Job title
	/s/ Ralph Booth	Signature
	Ralph Booth	PRINT NAME
	Managing Director	Job title

SIGNED for and on behalf of )	/s/ Tony Ebdon	Signature
BANK OF MONTREAL, LONDON BRANCH )	Tony Ebdon	PRINT NAME
	Managing Director	Job title
	/s/ Scott Matthews	Signature
	Scott Matthews	PRINT NAME
	Managing Director	Job title

BOOKRUNNER

SIGNED for and on behalf of )	/s/ M. Sharman	Signature
ING BANK N.V., LONDON BRANCH )	M. Sharman	PRINT NAME
	Managing Director	Job title
	/s/ M. Groen	Signature
	M. Groen	PRINT NAME
	Director	Job title

AGENT

SIGNED for and on behalf of )	/s/ M. Sharman	Signature
ING BANK N.V., LONDON BRANCH )	M. Sharman	PRINT NAME
	Managing Director	Job title
	/s/ M. Groen	Signature
	M. Groen	PRINT NAME
	Director	Job title

ISSUING BANK

SIGNED for and on behalf of )	/s/ M. Sharman	Signature
ING BANK N.V., LONDON BRANCH )	M. Sharman	PRINT NAME
	Managing Director	Job title
	/s/ M. Groen	Signature
	M. Groen	PRINT NAME
	Director	Job title

SECURITY TRUSTEE

SIGNED for and on behalf of )	/s/ M. Sharman	Signature
ING BANK N.V., LONDON BRANCH )	M. Sharman	PRINT NAME
	Managing Director	Job title
	/s/ M. Groen	Signature
	M. Groen	PRINT NAME
	Director	Job title